EXHIBIT 21.1
VERIS RESIDENTIAL, INC.

Subsidiary		State of Incorporation or Organization
1 WATER STREET L.L.C.		NY
25 CC BONDS, L.L.C.		NJ
55 CORPORATE PARTNERS L.L.C.		DE
55 CORPORATE REALTY L.L.C.		DE
65 LIVINGSTON HOLDING L.L.C.		NJ
65 LIVINGSTON TENANT L.L.C.		NJ
107 MORGAN TIC I, L.L.C.		NJ
107 MORGAN TIC II, L.L.C.		NJ
150 MAIN STREET, L.L.C.		DE
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.		NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.		NJ
GARDEN STATE VEHICLE LEASING L.L.C.		NJ
HANOVER HOSPITALITY CORP.		NJ
HARBORSIDE HOSPITALITY CORP.		NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.		NJ
HAUS25 HOLDING, L.L.C.		DE
JAMES URBAN RENEWAL, L.L.C.		NJ
JAMES URBAN RENEWAL 2, L.L.C.		NJ
JAMES URBAN RENEWAL 3, L.L.C.		NJ
LIBERTY TOWERS TIC I, L.L.C.		DE
LIBERTY TOWERS TIC II, L.L.C.		DE
LITTLETON REALTY ASSOCIATES L.L.C.		NJ
M-C HARSIMUS PARTNERS L.L.C.		NJ
M-C PLAZA II & III LLC		NJ
M-C PLAZA IV LLC		NJ
M-C PLAZA V LLC		NJ
M-C PLAZA VI & VII LLC		NJ
M-C SO. PIER L.L.C.		DE
MACK-CALI CW REALTY ASSOCIATES L.L.C.		NY
MACK-CALI HARBORSIDE UNIT A L.L.C.		NJ
MACK-CALI JOHNSON ROAD L.L.C.		NJ
MACK-CALI PLAZA I L.L.C.		NJ
MACK-CALI PROPERTY TRUST	MD	MD
VERIS RESIDENTIAL ACQUISITION CORP.		DE
VERIS RESIDENTIAL, L.P.		DE
VERIS RESIDENTIAL SERVICES, INC.		NJ
MACK-CALI SUB X, INC.		DE
MACK-CALI TRS HOLDING CORPORATION		DE

MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MC 55 CORPORATE DRIVE L.L.C.	DE
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL II, L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PORT IMPERIAL 8-9 URBAN RENEWAL LLC	NJ
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 5/6, L.L.C.	DE

PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND FREEHOLD, L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
VERIS RESIDENTIAL MANAGEMENT COMPANY, L.L.C.	DE
VERIS RESIDENTIAL MANAGEMENT SERVICES, L.P.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
VERIS RESIDENTIAL DEVELOPMENT, LLC	NJ
VERIS RESIDENTIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
VERIS RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ